SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 28, 2003

GOODRICH CORPORATION

(Exact Name of Registrant as Specified in Charter)

New York (State or Other Jurisdiction of Incorporation)	1-892 (Commission File Number)	34-0252680 (IRS Employer Identification No.)

Four Coliseum Centre
2730 West Tyvola Road
Charlotte, North Carolina 28217
(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code: (704) 423-7000

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  Exhibits

Exhibit 99.1	Goodrich Corporation press release dated April 28, 2003 titled “Goodrich Announces First Quarter 2003 Results, Updates Full Year 2003 Guidance”

Exhibit 99.2	Excerpts from Goodrich Corporation written materials dated April 28, 2003 captioned “First Quarter 2003 Performance Review.”

ITEM 9. REGULATION FD DISCLOSURE

     The information set forth in this Item 9 and Exhibit 99.1 hereto is intended to be furnished under “Item 12. Results of Operations and Financial Condition” in accordance with SEC Release No. 34-47583. Such information shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.

     On April 28, 2003, Goodrich Corporation (“Goodrich”) issued a press release announcing its financial results for the first quarter 2003 and updated full year 2003 guidance. A copy of such press release is furnished as Exhibit 99.1 hereto.

     Goodrich will host a conference call for investors and security analysts to discuss the financial results and outlook at 11:00 a.m. EDT on April 28, 2003. By press release dated April 23, 2003, the public was invited to listen to the conference call by telephone or by live webcast accessed through the Investor Relations area of Goodrich’s website at www.goodrich.com. Additional written information regarding the financial results and 2003 outlook will be posted as a webcast presentation on the Investor Relations area of Goodrich’s website prior to the conference call. Excerpts from that written information are furnished as Exhibit 99.2 hereto.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOODRICH CORPORATION (Registrant)

Date: April 28, 2003	By:	/s/ Robert D. Koney, Jr.

Robert D. Koney, Jr. Vice President and Controller

EXHIBIT INDEX

Exhibit 99.1	Goodrich Corporation Press Release dated April 28, 2003 titled “Goodrich Announces First Quarter 2003 Results, Updates Full Year 2003 Guidance”

Exhibit 99.2	Excerpts from Goodrich Corporation written materials dated April 28, 2003 captioned “First Quarter 2003 Performance Review”

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